As filed with the Securities and Exchange Commission on October 23, 1996


                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               October 22, 1996

                Exact name of Registrant as specified
Commission      in its charter, address of principal                State of           I.R.S. Employer
File No.        executive offices, telephone number               Incorporation       Identification No.
1-8349          FLORIDA PROGRESS CORPORATION                        Florida               59-2147112
                One Progress Plaza
                St. Petersburg, Florida 33701
                Telephone (813) 824-6400

1-3274          FLORIDA POWER CORPORATION                           Florida               59-0247770
                3201 34th Street South
                St. Petersburg, Florida 33711
                Telephone (813) 866-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


      In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended September 30, 1996:

      Florida Power issued a news release dated October 22, 1996 relating to a maintenance outage at Crystal River 3 Nuclear Power Plant. A copy of the news release is being filed herewith as Exhibit 99.


Item 7.  Financial Statements and Exhibits

      (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99                      Florida Power Corporation News Release dated October
                       22, 1996 regarding Crystal River 3 Nuclear Power Plant
                        maintenance outage.

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLORIDA PROGRESS CORPORATION

                                    FLORIDA POWER CORPORATION

                                          /s/ James V. Smallwood
                                    By:____________________________
                                          James V. Smallwood
                                      Vice President and Treasurer
                                          of each Registrant



Date:  October 22, 1996

                               EXHIBIT INDEX



Exhibit No.      Description of Exhibit

99 Florida Power Corporation News Release dated October 22, 1996 regarding Crystal River 3 Nuclear Power Plant maintenance outage.